                    WADDELL & REED ADVISORS
                    INTERNATIONAL
                    GROWTH FUND,
                    INC.

                    ANNUAL
                    REPORT
                    -------------
                    June 30, 2000

This report is submitted for the general information of the shareholders of Waddell & Reed Advisors International Growth Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors International Growth Fund, Inc. current prospectus.

MANAGER'S LETTER
JUNE 30, 2000


Dear Shareholder:

This report relates to the operation of the Waddell & Reed Advisors International Growth Fund, Inc. for the fiscal year ended June 30, 2000. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

We have seen strong, global economic growth over the last year, due largely to political reform and corporate restructuring around the world. Most emerging economies have recovered to 1998 pre-crisis levels. European recoveries have broadened and accelerated. Japan's progress remains very slow, but corporate reform has begun. Despite continued moderate core inflation, most major central banks have raised interest rates to help manage this rapid global growth. Some modest economic slowing may now be occurring in the U.S., Canada and Great Britain.

Early in 2000, global financial markets refocused on the dynamic technology sector and the tremendous demand being created for new and innovative products. This sector was responsible for much of the tremendous stock market gains seen during the past fiscal year. In recent months, sector rotation has shifted market attention back-and-forth between high-tech and basic industry, as valuations and earnings have been scrutinized. Recently, a new wrinkle has emerged in global financial markets: energy prices have increased, with the duration and impact of the increase still in question.

Through most of this fiscal year, our focus has been in high-tech consumer and business services, primarily in European markets. These selections produced solid returns for the year, despite recent periods of volatility. Early in 2000 we took profit on some of our larger high-tech positions and broadened our industry diversification. We expanded our exposure to domestic European markets as those economies enjoyed stronger growth. Japanese exposure was reduced slightly in response to increased political malaise and stalled reforms.

In managing this portfolio, we continue to focus on the broad, secular themes that have been so dominating and profitable over the last few years. We believe the combination of a broad, single European market and the changing global technology scene still provides enormous opportunities for investment. We also believe these broad themes should continue to flourish, but may be interrupted periodically as financial markets raise concerns for higher global interest rates and other obstacles, such as higher energy prices.

The strategies and techniques we have employed resulted in the Fund significantly outperforming its benchmark indices over the last 12 months. The Class A shares of the Fund's one-year return reached 31.41 percent, as contrasted with the Lipper International Funds Universe Average (the index that generally reflects the performance of the universe of funds with similar investment objectives), with an annual return of 24.48 percent, and the Morgan Stanley Capital International E.A.FE. Index (Europe, Australia, Far East - the index that generally reflects the performance of the international securities markets), at 17.16 percent. We continued to benefit from our significant overweight position in high-tech consumer and business services, most notably in Continental Europe and Sweden.

Later this calendar year we could see global economic growth slow slightly from its current rapid pace, especially in the U.S., to a more moderate level that could allow interest rates to flatten. By then we should have more evidence on the outlook for global energy prices and their impact on global economies.

When these issues are no longer obstacles, foreign markets should refocus on the positive, long-term themes of reform and restructuring. We believe that, longer term, healthy economic growth and moderate inflation should continue to provide an ideal atmosphere for global investing.

We intend to maintain our current defensive posture until we have clear signs regarding the extent of higher global interest rates and cost pressures from high energy prices. As always, we will closely monitor global developments and attempt to respond quickly to any change in investment opportunities. Thank you for the opportunity to serve your investment needs and for your ongoing commitment to the Waddell & Reed Advisors International Growth Fund.

Sincerely,


Thomas Mengel
Manager, Waddell & Reed Advisors International Growth Fund, Inc.

             Comparison of Change in Value of $10,000 Investment in
    Waddell & Reed Advisors International Growth Fund, Inc., Class A Shares, The Morgan Stanley Capital International E.A.FE. Index (with net dividends)
              and The Lipper International Funds Universe Average

                        Waddell &
                        Reed        Morgan
                        Advisors   Stanley
                        Inter-     Capital         Lipper
                        national    Inter-  International
                        Growth    national          Funds
                        Fund,      E.A.FE.       Universe
                        Class A      Index        Average
                      ---------  ---------     ----------
     06/30/90  Purchase  $9,425    $10,000        $10,000
     06/30/91             8,435      8,847          8,999
     06/30/92            10,257      8,789          9,881
     06/30/93            10,525     10,572         10,666
     06/30/94            14,032     12,369         12,987
     06/30/95            15,152     12,574         13,140
     06/30/96            16,925     14,244         15,182
     06/30/97            20,823     16,072         17,644
     06/30/98            28,004     17,052         19,039
     06/30/99            26,494     18,351         19,965
     06/30/00            36,940     21,500         24,946

===== Waddell & Reed Advisors International Growth Fund, Inc., Class A Shares* -
      - $36,940
+++++ Morgan Stanley Capital International E.A.F.E. Index  -- $21,500
----  Lipper International Fund Universe Average -- $24,946

*The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund.


                     Average Annual Total Return+
                    Class A    Class B   Class C   Class Y
               ----------------------------------------------
Year Ended
   6/30/00          31.41%     N/A       N/A       39.97%
5 Years Ended
   6/30/00          18.10%     N/A       N/A       N/A
10 Years Ended
   6/30/00          13.96%     N/A       N/A       N/A
Since inception of
   Class++ through
   6/30/00          N/A        22.70%    27.02%    19.44%

 +Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges of 5% and 1%, respectively. Total returns reflect share price appreciation, including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
++10/4/99 for Class B shares, 10/5/99 for Class C shares and 9/27/95 for Class Y shares (the date on which shares were first acquired by shareholders).


Past performance is not predictive of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY
-----------------------------------------------------------------
WADDELL & REED ADVISORS INTERNATIONAL GROWTH FUND, INC.

PORTFOLIO STRATEGY:
Normally at least 80% in       GOALS:  To seek, as a primary
foreign securities.  Not               goal, long-term
more than 75% in securities            appreciation of capital.
in any one country.                    As a secondary goal, the
                                       Fund seeks current income.

                             STRATEGY: Invests primarily in
                                       common stocks of foreign
                                       companies that the Fund's
                                       investment manager believes have the
                                       potential for long-term
                                       growth represented by
                                       economic expansion within
                                       a country or region and by
                                       the restructuring and/or
                                       privatization of
                                       particular industries.

                             FOUNDED: 1970

        SCHEDULED DIVIDEND FREQUENCY: SEMIANNUALLY (June and
                                      December)

PERFORMANCE SUMMARY - Class A Shares

            PER SHARE DATA
  For the Fiscal Year Ended June 30, 2000
  ---------------------------------------

  DIVIDEND PAID                  $0.02
                                 =====

  CAPITAL GAINS DISTRIBUTION     $1.44
                                 =====

  NET ASSET VALUE ON
   6/30/00 $12.43 adjusted to:  $13.87(A)
   6/30/99                        9.97
                                ------
  CHANGE PER SHARE               $3.90
                                ======

(A)This number includes the capital gains distribution of $1.44 paid in December 1999 added to the actual net asset value on June 30, 2000.

Past performance is not necessarily indicative of future results.

TOTAL RETURN HISTORY

                                       Average Annual Total Return
                                       ---------------------------
                                           With         Without
Period                                 Sales Load*    Sales Load**
------                                 -----------    ------------
1-year period ended 6-30-00              31.41%         39.43%
5-year period ended 6-30-00              18.10%         19.51%
10-year period ended 6-30-00             13.96%         14.64%

 *Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the three periods.

**Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On June 30, 2000, Waddell & Reed Advisors International Growth Fund, Inc. had net assets totaling $1,755,132,811 invested in a diversified portfolio of:

         75.11%     Common Stocks
         18.77%     Cash and Cash Equivalents
          6.12%     Preferred Stocks


As a shareholder of Waddell & Reed Advisors International Growth Fund, Inc., for every $100 you had invested on June 30, 2000, your Fund was invested by geographic region and by industry, respectively, as follows:

    $56.22  Europe
     18.77  Cash and Cash Equivalents
     11.98  Pacific Basin
      5.50  Canada
      3.10  Scandinavia
      3.02  United States
      1.41  Other Regions


    $23.06  Manufacturing
     18.77  Cash and Cash Equivalents
     14.36  Finance, Insurance and Real Estate
               Contracts
     12.05  Transportation, Communication, Electric,
               Gas and Sanitary Services
     10.49  Services
      8.31  Miscellaneous Investing Institutions
      4.92  Contract Construction
      4.68  Mining
      3.36  Wholesale and Retail Trade

THE INVESTMENTS OF
WADDELL & REED ADVISORS INTERNATIONAL GROWTH FUND, INC.
JUNE 30, 2000

                                              Shares        Value

COMMON STOCKS
Canada - 5.50%
 AT&T Canada Inc.*  ......................  329,000  $ 10,898,125
 AT&T Canada Inc., Class B*  .............  200,000     6,690,998
 Nortel Networks Corporation  ............  782,000    53,371,500
 Research In Motion Limited*  ............  160,000     7,235,000
 Rogers Communications Inc., Class B*  ...  447,100    12,676,294
 724 Solutions Inc.*  ....................  130,000     5,679,375
   Total .................................             96,551,292

China - 0.84%
 China Unicom Limited*  ..................6,960,000    14,685,804

Finland - 2.19%
 Nokia Oyj  ..............................  755,000    38,506,503

France - 8.94%
 AXA-UAP  ................................  143,300    22,561,582
 Alcatel  ................................  298,500    19,567,732
 Bouygues S.A.  ..........................   32,000    21,374,080
 Credit Lyonnais SA  .....................  400,000    19,007,664
 Lagardere SCA  ..........................  282,206    21,542,477
 Suez Lyonnaise des Eaux  ................  180,050    31,525,981
 TOTAL FINA ELF, S.A.  ...................  138,500    21,224,366
   Total .................................            156,803,882

Germany - 5.21%
 EM.TV & Merchandising AG  ...............  200,000    11,774,828
 freenet.de AG*  .........................   77,500     6,359,743
 Heyde AG*  ..............................  150,000    23,330,190
 Intershop Communications GmbH*  .........   20,000     9,026,732
 Siemens AG  .............................  147,000    22,092,116
 Singulus Technologies AG*  ..............  319,500    18,901,748
   Total .................................             91,485,357

Hong Kong - 1.74%
 China Telecom (Hong Kong) Limited*  .....3,000,000    26,455,535
 Chinadotcom Corporation, Class A*  ......  200,000     4,081,250
   Total .................................             30,536,785

Ireland - 1.10%
 Bank of Ireland (The)  ..................1,360,450     8,502,826
 CRH public limited company  .............  600,000    10,849,254
   Total .................................             19,352,080

                See Notes to Schedule of Investments on page 17.

THE INVESTMENTS OF
WADDELL & REED ADVISORS INTERNATIONAL GROWTH FUND, INC.
JUNE 30, 2000

                                              Shares        Value

COMMON STOCKS(Continued)
Israel - 0.46%
 Partner Communications, ADR*  ...........  850,100  $  8,022,819

Italy - 6.97%
 Assicurazioni Gernerali S.p.A.  .........  691,950    23,703,287
 AutosTrade S.p.A.  ......................2,085,500    15,601,475
 Banca Intesa S.p.A.  ....................2,778,400    12,433,890
 Finmeccanica S.p.A. (A)*  ...............5,100,000     7,007,645
 RAS S.p.A.  .............................2,000,000    21,946,600
 Saipem S.p.A.  ..........................3,000,000    17,748,120
 UniCredito Italiano SpA  ................5,000,000    23,902,710
   Total .................................            122,343,727

Japan - 8.07%
 Benesse Corporation  ....................   90,900     6,295,251
 Fast Retailing Co., Ltd.  ...............   30,000    12,550,645
 FUJITSU LIMITED  ........................  600,000    20,748,139
 Kyocera Corporation  ....................  125,000    21,188,637
 Nippon Telegraph and Telephone Corporation   2,000    26,571,186
 SECOM Co., Ltd.  ........................  200,000    14,604,730
 SOFTBANK CORP.  .........................   50,600     6,865,542
 Sony Corporation  .......................  150,000    13,992,274
 Taiyo Yuden Co., Ltd.  ..................  300,000    18,769,434
   Total .................................            141,585,838

Korea - 1.33%
 Samsung Electronics  ....................   70,700    23,397,054

Netherlands - 8.70%
 EQUANT N.V.*  ...........................  420,000    17,056,516
 ING Groep N.V. ..........................  265,273    17,921,144
 Koninklijke Ahold N.V.  .................  450,000    13,238,094
 Koninklijke KPN N.V.  ...................  200,000     8,940,854
 Koninklijke Philips Electronics N.V.,
   Ordinary Shares .......................  820,006    38,653,017
 QIAGEN N.V.*  ...........................  120,000    20,839,728
 Royal Dutch Petroleum Company  ..........  354,200    22,002,344
 United Pan-Europe Communications N.V.*  .  537,000    14,034,784
   Total .................................            152,686,481

Spain -3.60%
 BANCO BILBAO VIZCAYA, S.A.*  ............  696,000    10,393,528
 BANCO SANTANDER CENTRAL HISPANO S.A.  ...1,805,000    19,031,758
 Red Electrica de Espana  ................  700,100     8,016,425
 Repsol-YPF, S.A.  .......................  987,500    19,646,382
 Tele Pizza, S.A.*  ......................1,074,930     6,051,619
   Total .................................             63,139,712

                See Notes to Schedule of Investments on page 17.

THE INVESTMENTS OF
WADDELL & REED ADVISORS INTERNATIONAL GROWTH FUND, INC.
JUNE 30, 2000

                                              Shares        Value

COMMON STOCKS (Continued)
Sweden - 0.91%
 Framtidsfabriken AB*  ...................  177,550 $   2,445,537
 Telia Ab (A)*  ..........................1,444,600    13,592,613
   Total .................................             16,038,150

Switzerland - 3.54%
 Charles Vogele Holding AG  ..............   50,000     9,838,176
 Ciba Specialty Chemicals  ...............  200,000    12,443,300
 Clariant Limited, Registered Shares  ....   53,021    19,695,186
 Givaudan SA*  ...........................    2,000       608,680
 Roche Holdings AG  ......................    2,000    19,467,942
   Total .................................             62,053,284

United Kingdom - 12.99%
 Capita Group plc (The)  .................1,057,475    25,873,058
 Carlton Communications, PLC  ............  780,000    10,031,853
 COLT Telecom Group plc*  ................  572,000    19,040,850
 Diageo plc  .............................2,500,000    22,431,707
 Energis plc*  ...........................  211,575     7,932,924
 GKN plc  ................................  834,350    10,642,496
 Independent Energy Holdings plc, ADR*  ..  475,000     3,963,281
 Invensys plc  ...........................4,332,800    16,258,780
 Kingfisher plc  .........................1,151,525    10,480,370
 Lloyds TSB Group plc  ...................2,000,000    18,883,488
 Pearson plc  ............................  310,000     9,850,281
 Reckitt Benckiser plc  ..................2,200,000    24,633,268
 Reed International P.L.C.  ..............1,282,000    11,153,817
 Reuters Group PLC  ......................  402,000     6,855,160
 Sage Group plc (The)  ...................1,165,186     9,432,280
 Sema Group plc  .........................  630,080     8,961,716
 SmithKline Beecham plc  .................  884,200    11,572,688
   Total .................................            227,998,017

United States - 3.02%
 Global TeleSystems Group, Inc.*  ........  900,000    10,856,250
 Pharmacia Corporation  ..................  340,600    17,604,762
 Schlumberger Limited  ...................  150,000    11,193,750
 Transocean Sedco Forex Inc.  ............  250,000    13,359,375
   Total .................................             53,014,137

TOTAL COMMON STOCKS - 75.11%                       $1,318,200,922
 (Cost: $1,136,214,824)


                See Notes to Schedule of Investments on page 17.

THE INVESTMENTS OF
WADDELL & REED ADVISORS INTERNATIONAL GROWTH FUND, INC.
JUNE 30, 2000

                                              Shares        Value

PREFERRED STOCKS
Brazil - 0.95%
 Petroleo Brasileiro S.A. - Petrobras  ...  555,000  $ 16,771,555

Germany - 5.17%
 MLP AG  .................................  162,240    81,120,130
 Rhoen-Klinikum AG  ......................  215,100     9,544,052
   Total .................................             90,664,182

TOTAL PREFERRED STOCKS - 6.12%                       $107,435,737
 (Cost: $22,037,915)

                                           Principal
                                           Amount in
                                           Thousands

SHORT-TERM SECURITIES
Commercial Paper
 Apparel and Accessory Stores - 0.27%
 Limited Inc. (The),
   6.62%, 7-12-00 ........................  $ 4,700       4,690,493

 Communication - 0.85%
 Bell Atlantic Network Funding Corp.,
   6.52%, 7-5-00 .........................   15,000      14,989,133

 Depository Institutions - 6.00%
 Banc One Financial Corp. (Bank One Corporation):
   6.55%, 7-7-00 .........................   13,700      13,685,044
   6.58%, 7-7-00 .........................    2,700       2,697,039
 Baus Funding LLC (Bank Austria),
   6.8%, 7-7-00 ..........................   20,000      19,977,334
 Dresdner U.S. Finance Inc.,
   6.58%, 7-10-00 ........................   14,000      13,976,970
 Rabobank Nederland,
   6.52%, 7-5-00 .........................   25,000      24,981,889
 Societe Generale N.A. Inc.,
   6.52%, 7-10-00 ........................   30,000      29,951,100
   Total .................................              105,269,376

 Electric, Gas and Sanitary Services - 2.91%
 Carolina Power & Light Co.,
   6.55%, 7-5-00 .........................   22,000      21,983,989
 Oge Energy Corp.,
   7.02%, 7-5-00 .........................    5,600       5,595,632
 PS Colorado Credit Corp.,
   6.9%, 7-10-00 .........................    9,945       9,927,845
 Public Service Electric & Gas Co.,
   7.0%, 7-26-00 .........................    3,700       3,682,014
 Puget Sound Energy Inc.,
   6.87%, 7-24-00 ........................    4,000       3,982,443

                See Notes to Schedule of Investments on page 17.

THE INVESTMENTS OF
WADDELL & REED ADVISORS INTERNATIONAL GROWTH FUND, INC.
JUNE 30, 2000

                                           Principal
                                           Amount in
                                           Thousands          Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Electric, Gas and Sanitary Services (Continued)
 Questar Corp.,
   6.57%, 7-14-00 ........................  $ 6,000    $  5,985,765
   Total .................................               51,157,688

 Electronic and Other Electric Equipment - 1.14%
 Sony Capital Corp.,
   6.75%, 7-6-00 .........................   10,000       9,990,625
 Whirlpool Corp.,
   6.75%, 7-19-00 ........................   10,000       9,966,250
   Total .................................               19,956,875

 Fabricated Metal Products - 0.07%
 Danaher Corporation,
   6.6738%, Master Note ..................     1,241      1,241,000

 Food Stores - 1.81%
 Albertson's Inc.,
   6.55%, 7-7-00 .........................   31,725      31,690,367

 Nondepository Institutions - 1.00%
 General Electric Capital Corporation,
   6.6%, 7-12-00 .........................   14,990      14,959,770
 Island Finance Puerto Rico Inc.,
   6.8%, 8-7-00 ..........................    2,700       2,681,130
   Total .................................               17,640,900

 Personal Services - 0.85%
 Block Financial Corp.,
   6.6%, 7-12-00 .........................   15,000      14,969,750

 Printing and Publishing - 1.01%
 Tribune Co.,
   6.65%, 8-3-00 .........................    17,770     17,661,677

Total Commercial Paper - 15.91%                         279,267,259

Commercial Paper (backed by irrevocable bank
 letter of credit) - 0.75%
 Nondepository Institutions
 Agway Financial Corp. (Rabobank Nederland),
   6.5%, 7-11-00 .........................     9,250      9,233,299
 ED&F Man Finance Inc. (Rabobank Nederland),
   6.58%, 7-24-00 ........................     3,925      3,916,404
   Total .................................               13,149,703

                See Notes to Schedule of Investments on page 17.

THE INVESTMENTS OF
WADDELL & REED ADVISORS INTERNATIONAL GROWTH FUND, INC.
JUNE 30, 2000

                                                              Value

TOTAL SHORT-TERM SECURITIES - 16.66%               $  292,416,962
 (Cost: $292,416,962)

TOTAL INVESTMENT SECURITIES - 97.89%               $1,718,053,621
 (Cost: $1,450,669,701)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 2.11%       37,079,190

NET ASSETS - 100.00%                               $1,755,132,811


Notes to Schedule of Investments

*No dividends were paid during the preceding 12 months.

(A) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000, the value of these securities amounted to $20,600,258 or 1.17% of net assets.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

WADDELL & REED ADVISORS INTERNATIONAL GROWTH FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000
(In Thousands)

Assets
 Investment securities -- at value (Notes 1 and 3)     $1,718,054
 Cash   ...........................................             1
 Receivables:
   Investment securities sold .....................        28,040
   Fund shares sold ...............................         9,456
   Dividends and interest .........................         2,909
 Prepaid insurance premium ........................            18
                                                       ----------
    Total assets  .................................     1,758,478
                                                       ----------
Liabilities
 Payable to Fund shareholders ............ ........         2,261
 Accrued service fee (Note 2)  ....................           308
 Accrued transfer agency and dividend
   disbursing (Note 2) ............................           305
 Accrued distribution fee (Note 2)  ...............            58
 Accrued management fee (Note 2)  .................            41
 Accrued accounting services fee (Note 2)  ........             8
 Accrued shareholder servicing - Class Y (Note 2)               3
 Other  ...........................................           361
                                                       ----------
    Total liabilities  ............................         3,345
                                                       ----------
      Total net assets ............................    $1,755,133
                                                       ==========
Net Assets
 $1.00 par value capital stock:
   Capital stock ..................................    $  141,183
   Additional paid-in capital .....................     1,024,315
 Accumulated undistributed income (loss):
   Accumulated undistributed net realized gain on
    investment transactions  ......................       322,311
   Net unrealized appreciation in value
    of investments  ...............................       267,384
   Net unrealized depreciation in value of foreign
    currency exchange  ............................           (60)
                                                       ----------
    Net assets applicable to outstanding
      units of capital ............................    $1,755,133
                                                       ==========
Net asset value per share (net assets divided
 by shares outstanding):
 Class A  .........................................        $12.43
 Class B ..........................................        $12.34
 Class C  .........................................        $12.36
 Class Y  .........................................        $12.46
Capital shares outstanding:
 Class A  .........................................       137,756
 Class B ..........................................         1,565
 Class C  .........................................           238
 Class Y  .........................................         1,624
Capital shares authorized .........................       400,000
                       See notes to financial statements.

WADDELL & REED ADVISORS INTERNATIONAL GROWTH FUND, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended JUNE 30, 2000
(In Thousands)

Investment Loss
 Income (Note 1B):
   Dividends (net of foreign withholding
    taxes of $567)  ................................     $ 10,633
   Interest and amortization .......................        7,394
                                                         --------
    Total income  ..................................       18,027
                                                         --------
 Expenses (Note 2):
   Investment management fee .......................       13,793
   Service fees:
    Class A  ......................................         3,724
    Class B  ......................................            16
    Class C  ......................................             2
   Transfer agency and dividend
    disbursing:
    Class A  ......................................         3,253
    Class B  ......................................            48
    Class C  ......................................             5
   Custodian fees ..................................        1,550
   Distribution fee:
    Class A  ......................................           280
    Class B  ......................................            48
    Class C  ......................................             7
   Accounting services fee .........................          100
   Shareholder servicing - Class Y .................           26
   Audit fees ......................................           19
   Legal fees ......................................           15
   Other ...........................................          279
                                                         --------
    Total expenses  ................................       23,165
                                                         --------
      Net investment loss  .........................       (5,138)
                                                         --------
Realized and Unrealized Gain (Loss) on
 Investments (Notes 1 and 3)
 Realized net gain on securities  ..................      420,386
 Realized net gain on forward currency contracts  ..          339
 Realized net loss on foreign currency
   transactions ....................................         (788)
                                                         --------
   Realized net gain on investments ................      419,937
                                                         --------
 Unrealized appreciation in value of securities
   during the period................................       76,553
 Unrealized depreciation on open forward currency
   contracts during the period .....................         (339)
 Unrealized appreciation in value of foreign
   currency exchange during the period .............           72
                                                         --------
   Unrealized appreciation on investments ..........       76,286
                                                         --------
    Net gain on investments  .......................      496,223
                                                         --------
      Net increase in net assets resulting from
       operations  .................................     $491,085
                                                         ========


                       See notes to financial statements.

WADDELL & REED ADVISORS INTERNATIONAL GROWTH FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
(In Thousands)
                                        For the fiscal year ended
                                                    June 30,
                                         -------------------------
                                              2000        1999
Increase (Decrease) in Net Assets       ------------  ------------
 Operations:
   Net investment income (loss) ........  $   (5,138)  $    6,375
   Realized net gain on investments ....     419,937      111,905
   Unrealized appreciation
    (depreciation)  ....................      76,286     (182,732)
                                          ----------   ----------
    Net increase (decrease) in net assets
      resulting from operations ........     491,085      (64,452)
                                          ----------   ----------
 Distributions to shareholders from (Note 1F):*
   Net investment income:
    Class A  ...........................      (2,768)      (5,120)
    Class B  ...........................         ---          ---
    Class C  ...........................         ---          ---
    Class Y  ...........................         (52)         (68)
   Realized gains on securities transactions:
    Class A  ...........................    (173,437)    (125,603)
    Class B  ...........................        (271)         ---
    Class C  ...........................         (41)         ---
    Class Y  ...........................      (1,742)        (852)
                                          ----------   ----------
                                            (178,311)    (131,643)
                                          ----------   ----------
 Capital share transactions (Note 5)  ..     180,989      117,162
                                          ----------   ----------
       Total increase (decrease)  ......     493,763      (78,933)
Net Assets
 Beginning of period  ..................   1,261,370    1,340,303
                                          ----------   ----------
 End of period  ........................  $1,755,133   $1,261,370
                                          ==========   ==========
   Undistributed net investment
    income (loss)  .....................        $---        2,452
                                             =======       ======
                 *See "Financial Highlights" on pages 23 - 26.
                       See notes to financial statements.

WADDELL & REED ADVISORS INTERNATIONAL GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                               For the fiscal year ended June 30,
                               ----------------------------------
                               2000   1999    1998   1997    1996
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........          $9.97 $11.85  $10.61  $8.95   $8.68
                             ------ ------  ------ ------   -----
Income from investment
 operations:
 Net investment
   income (loss) ...           (.04)   .05     .07    .07     .08
 Net realized and
   unrealized gain
   (loss) on
   investments .....           3.96  (0.74)   3.01   1.94     .86
                             ------ ------  ------ ------   -----
Total from investment
 operations   ......           3.92  (0.69)   3.08   2.01     .94
                             ------ ------  ------ ------   -----
Less distributions:
 From net investment
   income ..........           (.02) (0.04)  (0.06) (0.09)  (0.07)
 From capital gains           (1.44) (1.15)  (1.78) (0.26)  (0.60)
                             ------ ------  ------ ------   -----
Total distributions           (1.46) (1.19)  (1.84) (0.35)  (0.67)
                             ------ ------  ------ ------   -----
Net asset value,
 end of period  ....         $12.43  $9.97  $11.85 $10.61   $8.95
                             ====== ======  ====== ======   =====
Total return* ......          39.43% -5.40%  34.49% 23.03%  11.70%
Net assets, end of
 period (in
 millions)  ........         $1,713 $1,252  $1,331   $978    $771
Ratio of expenses
 to average net
 assets  ...........           1.41%  1.30%   1.23%  1.28%   1.25%
Ratio of net
 investment income
 (loss) to average
 net assets  .......          -0.32%  0.52%   0.67%  0.78%   0.89%
Portfolio turnover
 rate  .............         112.68%149.45% 114.34%109.71%  58.64%

*Total return calculated without taking into account the sales load deducted on an initial purchase.
                       See notes to financial statements.

WADDELL & REED ADVISORS INTERNATIONAL GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS
Class B Shares
For a Share of Capital Stock Outstanding
Throughout The Period:

                            For the
                             period
                               from
                           10/4/99*
                            through
                            6/30/00
                            -------
Net asset value,
 beginning of period         $10.79
                             -----
Income from investment
 operations:
 Net investment loss          (0.00)
 Net realized and
   unrealized gain
   on investments ..           2.99
                             -----
Total from investment
 operations  .......           2.99
                             -----
Less distributions:
 From net investment
   income ..........          (0.00)
 From capital gains           (1.44)
                             -----
Total distributions           (1.44)
                             -----
Net asset value,
 end of period  ....         $12.34
                             =====
Total return .......          38.20%
Net assets, end of
 period (in
 millions)  ........            $19
Ratio of expenses to
 average net assets            2.71%**
Ratio of net investment
 loss to average
 net assets  .......          -0.97%**
Portfolio turnover
 rate  .............         112.68%***

  *Commencement of operations.
 **Annualized.
***For the twelve months ended June 30, 2000.


                       See notes to financial statements.

WADDELL & REED ADVISORS INTERNATIONAL GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS
Class C Shares
For a Share of Capital Stock Outstanding
Throughout The Period:

                            For the
                             period
                               from
                           10/5/99*
                            through
                            6/30/00
                            -------
Net asset value,
 beginning of period         $10.78
                             -----
Income from investment
 operations:
 Net investment income         0.01
 Net realized and
   unrealized gain
   on investments ..           3.01
                             -----
Total from investment
 operations  .......           3.02
                             -----
Less distributions:
 From net investment
   income ..........          (0.00)
 From capital gains           (1.44)
                             -----
Total distributions           (1.44)
                             -----
Net asset value,
 end of period  ....         $12.36
                             =====
Total return .......          38.43%
Net assets, end of
 period (in
 millions)  ........             $3
Ratio of expenses to
 average net assets            2.50%**
Ratio of net investment
 loss to average
 net assets  .......          -0.73%**
Portfolio turnover
 rate  .............         112.68%***

  *Commencement of operations.
 **Annualized.
***For the twelve months ended June 30, 2000.


                       See notes to financial statements.

WADDELL & REED ADVISORS INTERNATIONAL GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                                                          For the
                                                          period
                                  For the fiscal           from
                                  year ended June 30,    9/27/95*
                            ----------------------------- through
                               2000   1999    1998   1997 6/30/96
                             ------ ------  ------ --------------
Net asset value,
 beginning of period          $9.97 $11.85  $10.62  $8.95   $9.21
                             ------ ------  ------ ------  ------
Income from investment
 operations:
 Net investment
   income (loss) ...           (.01)   .09     .10    .09     .12
 Net realized and
   unrealized gain (loss)
   on investments...           3.98  (0.74)   3.00   1.95     .30
                             ------ ------  ------ ------  ------
Total from investment
 operations ........           3.97  (0.65)   3.10   2.04     .42
                             ------ ------  ------ ------  ------
Less distributions:
 From net investment
   income...........           (.04) (0.08)  (0.09) (0.11)  (0.08)
 From capital gains           (1.44) (1.15)  (1.78) (0.26)  (0.60)
                             ------ ------  ------ ------  ------
Total distributions.          (1.48) (1.23)  (1.87) (0.37)  (0.68)
                             ------ ------  ------ ------  ------
Net asset value,
 end of period .....         $12.46  $9.97  $11.85 $10.62   $8.95
                             ====== ======  ====== ======  ======
Total return .......          39.97% -5.06%  34.71% 23.45%   5.44%
Net assets, end of
 period (in
 millions)  ........            $20     $9      $9     $7      $5
Ratio of expenses
 to average net
 assets ............           1.12%  0.99%   0.97%  1.04%0.98%**
Ratio of net
 investment income
 to average
 net assets ........           0.03%  0.85%   0.93%  1.02%2.60%**
Portfolio
 turnover rate .....         112.68%149.45% 114.34%109.71%58.64%**

 *Commencement of operations.
**Annualized.
                       See notes to financial statements.

WADDELL & REED ADVISORS INTERNATIONAL GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000

NOTE 1 -- Significant Accounting Policies

     Waddell & Reed Advisors International Growth Fund, Inc. (the "Fund"), formerly United International Growth Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is the long-term appreciation of your investment. Realization of income is a secondary goal. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Securities for which quotations are not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Securities Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Forward foreign currency exchange contracts -- A forward foreign currency exchange contract (Forward Contract) is an obligation to purchase or sell a specific currency at a future date at a fixed price. Forward Contracts are "marked-to-market" daily at the applicable translation rates and the resulting unrealized gains or losses are reflected in the Fund's financial statements. Gains or losses are realized by the Fund at the time the forward contract is extinguished. Contracts may be extinguished either by entry into a closing transaction or by delivery of the currency. Risks may arise from the possibility that the other party will not complete the obligations of the contract and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. The Fund uses forward contracts to attempt to reduce the overall risk of its investments.

E. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

F. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At June 30, 2000, $5,506,268 was reclassified between accumulated undistributed net investment income and accumulated undistributed net realized gain on investment transactions. Net investment income, net realized gains and net assets were not affected by this change.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of: 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion. The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                   Average
                Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10           $      0
           From $   10 to $   25           $ 10,000
           From $   25 to $   50           $ 20,000
           From $   50 to $  100           $ 30,000
           From $  100 to $  200           $ 40,000
           From $  200 to $  350           $ 50,000
           From $  350 to $  550           $ 60,000
           From $  550 to $  750           $ 70,000
           From $  750 to $1,000           $ 85,000
                $1,000 and Over            $100,000

     For Class A, Class B and Class C shares, the Fund pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $3,303,319. During the period ended June 30, 2000, W&R received $5,373 and $1,388 in deferred sales charges for Class B and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $2,675,817 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R, on an annual basis, a service fee of up to 0.25% of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

     The Fund paid Directors' fees of $50,840, which are included in other expenses.

     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Securities Transactions

     Purchases of investment securities, other than short-term securities and U.S. Government obligations, aggregated $1,674,749,280 while proceeds from maturities and sales aggregated $1,907,434,333. Purchases of short-term securities aggregated $5,469,127,069 while proceeds from maturities and sales aggregated $5,221,076,980. No U.S. Government obligations were purchased or sold during the period.

     For Federal income tax purposes, cost of investments owned at June 30, 2000 was $1,450,669,701, resulting in net unrealized appreciation of $267,383,920, of which $395,990,198 related to appreciated securities and $128,606,278 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital gain net income of $420,378,887 during its fiscal year ended June 30, 2000, of which was paid to shareholders during the period ended June 30, 2000. Remaining capital gain net income will be distributed to the Fund's shareholders.

NOTE 5 -- Multiclass Operations

     The Fund is authorized to offer four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

     Transactions in capital stock are summarized below.  Amounts are in thousands.
                              For the fiscal
                           year ended June 30,
                       --------------------------
                           2000           1999
                       ------------  ------------
Shares issued from sale
 of shares:
 Class A  ............      130,486        92,391
 Class B .............        1,586           ---
 Class C .............          247           ---
 Class Y  ............          924           842
Shares issued from
 reinvestment of dividends
 and/or capital gains
 distribution:
 Class A  ............       13,862        13,272
 Class B .............           22           ---
 Class C .............            3           ---
 Class Y  ............          132            96
Shares redeemed:
 Class A  ............     (132,151)      (92,479)
 Class B .............          (42)          ---
 Class C .............          (13)          ---
 Class Y  ............         (373)         (769)
                         ----------   -----------
Increase in outstanding
 capital shares              14,683        13,353
                         ==========   ===========
Value issued from sale
 of shares:
 Class A  ............   $1,635,518      $959,040
 Class B .............       20,924           ---
 Class C .............        3,260           ---
 Class Y  ............       11,568         8,682
Value issued from
 reinvestment of dividends
 and/or capital gains
 distribution:
 Class A  ............      171,474       127,323
 Class B .............          271           ---
 Class C .............           41           ---
 Class Y  ............        1,632           919
Value redeemed:
 Class A  ............   (1,658,118)     (970,805)
 Class B .............         (538)          ---
 Class C .............         (170)          ---
 Class Y  ............       (4,873)       (7,997)
                           --------      --------
Increase in outstanding
 capital                   $180,989      $117,162
                           ========      ========

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Waddell & Reed Advisors International Growth Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors International Growth Fund, Inc. (formerly United International Growth Fund, Inc.) (the "Fund") as of June 30, 2000, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors International Growth Fund, Inc. as of June 30, 2000, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Kansas City, Missouri
August 4, 2000

INCOME TAX INFORMATION

The amounts of the dividends and long-term capital gains below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.

                        PER-SHARE AMOUNTS REPORTABLE AS:
          --------------------------------------------------------
                  For Individuals         For Corporations
                  --------------------------------------------------------
  Record         Ordinary  Long-Term               Non- Long-Term
    Date    Total  IncomeCapital GainQualifyingQualifyingCapital Gain
----------- -------------   -------- ----------------------------
                                    Class A
12-15-99   $1.464 $0.1677    $1.2963  $0.0007   $0.1670   $1.2963
           ====== =======    =======  =======   =======   =======

                              Class B and Class C
12-15-99   $1.441 $0.1447    $1.2963  $0.0000   $0.1447   $1.2963
           ====== =======    =======  =======   =======   =======

                                    Class Y
12-15-99   $1.484 $0.1877    $1.2963  $0.0013   $0.1864   $1.2963
           ====== =======    =======  =======   =======   =======


CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax advisor concerning the tax treatment of dividends and distributions from the Fund.

To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

DIRECTORS

Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, San Mateo, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Ronald C. Reimer, Mission Hills, Kansas
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin

OFFICERS
Robert L. Hechler, President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Thomas A. Mengel, Vice President
Kristen A. Richards, Vice President and Secretary
Daniel C. Schulte, Vice President

THE WADDELL & REED ADVISORS GROUP OF MUTUAL FUNDS


Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Government Securities Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors High Income Fund II, Inc.
Waddell & Reed Advisors Income Fund
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.









------------------------------------

FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (888)-WADDELL
  (888)-923-3355


Our INTERNET address is:
  http://www.waddell.com

NUR1002A(6-00)